UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Auditors:

(i)	On July 1, 2014, PositiveID Corporation (the “Company”) dismissed the independent registered public accounting firm, EisnerAmper LLP (“Eisner”).

(ii)	Eisner’s report on the consolidated financial statements for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2013, December 31, 2012 and through July 1, 2014 (date of dismissal), there have been no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eisner would have caused them to make reference thereto in their report on the financial statements.

(iv)	We have authorized Eisner to respond fully to the inquiries of the successor accountant.

(v)	During the years ended December 31, 2013, December 31, 2012 and the interim period through July 1, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(vi)	The Company provided a copy of the foregoing disclosures to Eisner prior to the date of the filing of this Report and requested that Eisner furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report on Form 8-K (this “Report”). A copy of such letter is filed as Exhibit 16.1 to this Report.

(b) New Independent Auditors:

On July 1, 2014, the Company engaged Salberg & Company, P.A. (“Salberg”) as its new independent registered public accounting firm. During the year ended December 31, 2013 and prior to July 1, 2014 (the date of the new engagement), we did not consult with Salberg regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Salberg, in either case where written or oral advice provided by Salberg would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from EisnerAmper LLP, dated July 1, 2014, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: July 3, 2014	/s/ William J. Caragol
William J. Caragol Chief Executive Officer